POWER OF ATTORNEY

The undersigned, James W. Atkinson, whose signature appears below, does hereby constitute and appoint James G. O’Brien and Christopher K. Yarbrough his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of Henderson Global Funds (“Trust”), to execute in his name any and all registration statements, exemptive applications, no-action letter requests, proxy statements, and other regulatory filings made applicable to the Trust, and any amendments, exhibits or supplements thereto, and file the same, with all other documents in connection herewith, with the Securities and Exchange Commission, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities); and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved.

DATED:  March 10, 2011

/s/ James W. Atkinson
James W. Atkinson

POWER OF ATTORNEY

The undersigned, Richard W. Durkes, whose signature appears below, does hereby constitute and appoint James G. O’Brien and Christopher K. Yarbrough his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of Henderson Global Funds (“Trust”), to execute in his name any and all registration statements, exemptive applications, no-action letter requests, proxy statements, and other regulatory filings made applicable to the Trust, and any amendments, exhibits or supplements thereto, and file the same, with all other documents in connection herewith, with the Securities and Exchange Commission, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities); and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved.

DATED:  March 10, 2011

/s/ Richard W. Durkes
Richard W. Durkes

POWER OF ATTORNEY

The undersigned, Charles Thompson II, whose signature appears below, does hereby constitute and appoint James G. O’Brien and Christopher K. Yarbrough his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of Henderson Global Funds (“Trust”), to execute in his name any and all registration statements, exemptive applications, no-action letter requests, proxy statements, and other regulatory filings made applicable to the Trust, and any amendments, exhibits or supplements thereto, and file the same, with all other documents in connection herewith, with the Securities and Exchange Commission, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities); and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved.

DATED:  March 10, 2011

/s/ Charles Thompson II
Charles Thompson

POWER OF ATTORNEY

The undersigned, James G. O’Brien, whose signature appears below, does hereby constitute and appoints Christopher K. Yarbrough his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of Henderson Global Funds (“Trust”), to execute in his name any and all registration statements, exemptive applications, no-action letter requests, proxy statements, and other regulatory filings made applicable to the Trust, and any amendments, exhibits or supplements thereto, and file the same, with all other documents in connection herewith, with the Securities and Exchange Commission, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities); and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved.

DATED:  March 10, 2011

/s/ James G. O’Brien
James G. O’Brien